June 3, 2011

ROCHDALE INVESTMENT TRUST

Rochdale Fixed Income Opportunities Portfolio

Supplement dated June 3, 2011
to the Prospectus dated April 30, 2011

At a Special Meeting of Shareholders of Rochdale Investment Trust held on June 3, 2011, the shareholders of the Rochdale Fixed Income Opportunities Portfolio (the “Portfolio”) approved GML Capital LLP (“GML”) to serve as sub-adviser to the Portfolio.  Accordingly, the following revisions have been made to the Portfolio’s Prospectus to reflect the addition of GML as sub-adviser to the Portfolio.

The “Management” section beginning on page 25 of the Portfolio’s Prospectus is deleted and replaced with the following:

Investment Advisor
Rochdale Investment Management LLC serves as the Portfolio’s investment advisor.  The investment advisor may delegate some or all of its investment advisory responsibilities to Seix Investment Advisers LLC, Federated Investment Management Company and GML Capital LLP, the Portfolio’s Subadvisers.

Portfolio Manager
Mr. Carl Acebes, the Advisor’s Chairman and Chief Executive Officer, and Mr. Garrett R. D’Alessandro, the Advisor’s President, Chief Executive Officer and Director of Research, are the portfolio managers primarily responsible for the investment decisions of the Portfolio and and have been since the Portfolio’s inception in 2009.    Additionally, Michael McEachern and George Goudelias, each a Senior Portfolio Manager of Seix Investment Advisers LLC, and Mark E. Durbiano, a Senior Portfolio Manager of Federated Investment Management Company, have each managed a portion of the Portfolio since its inception in 2009.  Stefan Pinter, Theodore Stohner and Maxim Matveev, each a Portfolio Manager of GML Capital LLP, have each managed a portion of the Portfolio since June 2011.

The first paragraph on page 40 of the Portfolio’s Prospectus is deleted and replaced with the following:

These Subadvisers are Seix Investment Advisors LLC (“Seix”), Federated Investment Management Company (“Federated”) and GML Capital LLP (“GML”).  The investment selection process followed by Federated, Seix and GML, respectively, is summarized below.  Further information about the Subadvisers, those individual portfolio managers who are responsible for day-to-day investment decisions for the Portfolio and the manner in which the Portfolio’s assets are allocated among them appears under the heading “Management of the Portfolio” later in this Prospectus.

The following disclosure is added to page 40 of the Portfolio’s Prospectus following the first paragraph restated above:

The GML Investment Selection Process
GML’s investment process combines ‘top down’ and ‘bottom up” analyses.  The ‘top down’ approach includes analysis of prevailing national and international economic conditions, industry dynamics and political risk.  The “bottom up” approach includes analysis of financial reports, cash flows, currency risk, leverage and capital structure.   The investment process encompasses in-depth financial review, meetings with companies’ management, on-the-ground intelligence from GML’s overseas offices, collaboration with other GML advised or managed funds, external research and insights gleaned from legal advisers and industry contacts.  Investments will be selected to provide issuer, industry and country diversification.  Where credit ratings are available, the average credit rating of the portfolio is expected to be rated single-B or higher.  All the investments in the portfolio will be subject to periodic credit reviews when financial results become available, and when credit rating changes or other material economic developments are observed.

1

The first two paragraphs of the “Subadvisers” sub-section beginning on page 47 of the Portfolio’s Prospectus are deleted and replaced with the following:

The Advisor serves as the Fixed Income Opportunities Portfolio’s primary adviser.  The Advisor has, however, engaged Seix, Federated and GML to make day-to-day investment decisions for the Portfolio and, in particular, to manage the Portfolio’s investments in high yield securities, bank loans and related instruments.  Each Subadviser is entitled to compensation for its services, which compensation is paid by the Advisor and not the Portfolio.

The Advisor is responsible for monitoring both the overall performance of the Portfolio and the individual performance of each of these Subadvisers.  The Advisor is also responsible for allocation and reallocation of the assets of the Portfolio between the Subadvisers and reserves the right to manage the assets of the Portfolio when it believes that such action would be appropriate to achieve the overall objectives of the Portfolio.  It is expected that the assets of the Portfolio will be allocated as equally as practicable between Seix, Federated and GML, each of which provides day-to-day portfolio management services to the Portfolio in accordance with the terms of separate portfolio management agreements.  The Advisor may, however, increase or decrease the allocation to a particular Subadviser, terminate any or all of the Subadvisers or manage any portion of the Portfolio directly if the Advisor and the Board deem it appropriate to do so in order to achieve the overall objectives of the Portfolio.  Allocations may vary between zero percent (0%) to one hundred percent (100%) of the Portfolio’s assets at any given time.

The fifth paragraph of the “Subadvisers” sub-section beginning on page 47 of the Portfolio’s Prospectus is deleted and replaced with the following:

GML Capital LLP. GML is a limited liability partnership organized under the laws of England & Wales.  As of December 31, 2010, GML had approximately $566 million in assets under management or advisory mandates.  For its services to the Portfolio, GML Capital LLP, which is located at The Met Building, 22 Percy Street, London W1T 2BU, United Kingdom, will receive from the Advisor and not the Portfolio, a fee of 0.50% of the value of that portion of the Portfolio’s assets that may be, from time to time, allocated to GML.

The following disclosure is added to the “Portfolio Managers” section on page 48 of the Portfolio’s Prospectus:

Stefan Pinter, Theodore Stohner and Maxim Matveev will be primarily responsible for the day-to-day investment decisions with respect to that portion of the Fixed Income Opportunities Portfolio’s assets allocated to GML.  Mr. Pinter is Chief Executive Officer and Chief Investment Officer of GML and is responsible for GML’s investment advisory and management activities.  Mr. Pinter has been responsible for supervising the growth of the firm from three professionals in London in 1990 to its present form.  Mr. Pinter was previously a Vice President - Capital Markets for Kidder, Peabody International Limited in London.  Mr. Pinter received his Bachelor of Arts degree in Economics cum laude from Harvard University in 1983   Mr. Stohner is a Founding Member of GML and is responsible for the portfolio management of Growth Credit Fund IC and Growth Securities Fund IC, high yield emerging market debt funds.  Prior to joining GML in 1994, Mr. Stohner was an Associate - Trading and Analytics for LTS Finance, Moscow.  Mr. Stohner has a B.S. in Economics from Wharton School at the University of Pennsylvania.  Mr. Matveev is a Portfolio Manager for GML and is responsible for the portfolio management of Growth Credit Fund IC and Growth Securities Fund IC, high yield emerging market debt funds.  Prior to joining GML in 2005, Mr. Mateev was a Credit Trader at Absa Bank (part of Barclays Bank Group) responsible for a proprietary trading book of high yield European and emerging market credits.  Mr. Mateev completed a BSc in Business Administration with concentration on Finance and Accounting at Richmond College in London and an MSc in International Securities, Investment and Banking in ISMA Centre, University of Reading. Mr. Mateev is a Chartered Financial Analyst with 12 years of investment experience.

Please retain this Supplement with your Prospectus.

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June 3, 2011

ROCHDALE INVESTMENT TRUST

Rochdale Large Growth Portfolio
Rochdale Large Value Portfolio
Rochdale Mid/Small Growth Portfolio
Rochdale Mid/Small Value Portfolio
Rochdale Dividend & Income Portfolio
Rochdale Intermediate Fixed Income Portfolio
Rochdale Fixed Income Opportunities Portfolio

Supplement dated June 3, 2011
to the Statement of Additional Information (“SAI”) dated April 30, 2011

At a Special Meeting of Shareholders (the “Meeting”) of Rochdale Investment Trust (the “Trust”) held on June 3, 2011, the shareholders of the Trust approved the election of Mr. Garrett D’Alessandro as an Interested Trustee of the Trust.  Mr. D’Alessandro is Chief Executive Officer, President and Director of Research of Rochdale Investment Management, LLC and serves as the President of the Trust.  Accordingly, the “Trustees and Executive Officers” section of the SAI has been deleted and replaced with the following to reflect the election of Mr. D’Alessandro as an Interested Trustee:

TRUSTEES AND EXECUTIVE OFFICERS

The Trust’s Board of Trustees (“Board”) currently consists of five members.  A majority of the members of the Board are individuals who are not “interested persons” of the Trust within the meaning of the Investment Company Act; in the discussion that follows, these Board members are referred to as “Independent Trustees.”  The Board’s Chairman is the founder and Chairman of the Trust’s investment advisor and is, therefore, an “Interested Person” of the Trust for purposes of the Investment Company Act.  Each Trustee serves until the election and qualification of his or her successor, unless the Trustee sooner resigns or is removed from office.

Day-to-day operations of the Trust are the responsibility of the Trust’s officers, each of whom is elected by, and serves at the pleasure of, the Board.  The Board is responsible for the overall supervision and management of the business and affairs of the Trust and of each of the Trust’s separate investment portfolios.

The Trustees overall responsibility for identifying and overseeing the operational, business and investment risks inherent in the operation of the Trust is handled by the Board as a whole and by the Board’s Audit Committee, particularly with respect to valuation and accounting matters.  To assist them in carrying out their oversight responsibilities, the Trustees receive, in connection with each of the Board’s regular quarterly meetings, regular reports from the Trust’s Administrator with respect to portfolio compliance, fund accounting matters and matters relating to the computation of the Trust’s net asset value per share.  The Trustees also receive reports, at least quarterly, from the Trust’s Chief Compliance Officer or “CCO”.  These reports, together with presentations provided to the Board at its regular meetings, are designed to keep the Board informed with respect to the effectiveness of the Trust’s overall compliance program including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse affect on the Trust are brought promptly to the attention of the Board and that appropriate action is taken to mitigate any such adverse effect.  Additionally, the full Board annually receives a report from the Trust’s CCO and the full Board (and, at the discretion of the Independent Trustees, the Independent Trustees separately) meets with the CCO for the purpose of discussing the extent to which the Trust’s overall compliance program is reasonably designed to detect and prevent violations of the federal securities laws and assessing the effectiveness of the overall compliance program.  Additionally, both the Board, and the Audit Committee (or, Audit Committee Chair) meet at least annually with the Trust’s independent public accounting firm.  The overall small size of the Board (with only five members) assures significant participation by every Board member, so that no separate role for a “lead” Independent Trustee has been deemed necessary.

The current Trustees and officers, including the Independent Trustees, their affiliations, ages and principal occupations for the past five years are set forth below.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Carl Acebes 570 Lexington Avenue New York, NY 10022 Born: 1946	Chairman and Trustee	Since 1998	Chairman and Chief Investment Officer of Rochdale Investment Management	8	*
Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Born: 1957	President, and Trustee	President Since 1998; Trustee Since 2011	President, Chief Executive Officer and Director of Research of Rochdale Investment Management	8	*
Edmund Towers 570 Lexington Avenue New York, NY 10022 Born: 1957	Treasurer	Since 2005	Chief Financial Officer, Rochdale Management LLC since July 2005; Chief Financial Officer, Daiwa Securities America Inc. December 1986 to June 2005	N/A	N/A
Barbara Hawkesworth 570 Lexington Avenue New York, NY 10022 Born: 1972	Chief Compliance Officer	Since 2011	Executive Vice President, Chief Compliance Officer and Deputy General Counsel for Rochdale Investment Management and Symphonic Financial Advisors	N/A	N/A
Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Born: 1971	Secretary	Since 2011	Chief Operating Officer, General Counsel, Rochdale Investment Management	N/A	N/A

Independent Trustees
Name, Address and Age	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Maxime C. Baretge 570 Lexington Avenue New York, NY 10022 Born: 1940	Trustee	Since 1998	President, Chairman, Bay Distributors, Inc. (luxury goods distribution)	8	*
Jerry Roland 570 Lexington Avenue New York, NY 10022 Born: 1936	Trustee	Since 2001	Retired; Previously was a Consultant, Credit Suisse-First Boston (securities and investment banking)	8	*

Thomas J. Volpe 570 Lexington Avenue New York, NY 10022 Born: 1935	Trustee	Since 2004	Retired; Previously was a Consultant, Babcock & Brown, 2001 to 2009.	8	e-Smart Technologies, Inc. (resigned in 2009); *
* Rochdale Core Alternative Master Fund LLC; Rochdale Core Alternative Strategies Fund LLC; Rochdale Core Alternative Strategies Fund TEI LLC; Rochdale Structured Claims Fixed Income Fund LLC

The three Independent Trustees identified in the tables above have served together on the Trust’s Board for 7 years.  Taken as a whole, the Board represents a broad range of business and investment experience, as well as professional skills.  Mr. Acebes is the founder and Chief Investment Officer of Rochdale Investment Management and has over 40 years of experience in the investment management field as an analyst, portfolio manager, chief investment officer and chief executive officer.  Mr. D’Alessandro has more than 25 years of experience in the asset management field and has been instrumental in the development and management of each of the Portfolios.  Mr. D’Alessandro also has a background in accounting and auditing prior to Rochdale.  Mr. Baretge has extensive international business experience in the United States, Europe and the West Indies, including serving as the President of an international luxury goods distribution company for over 25 years.  Mr. Roland, who was a certified public accountant, has more than 30 years of experience in the securities industry including service as a Chief Financial Officer.  Mr. Volpe, who was a certified public accountant, has 50 years of experience in the financial services field, including prior service as a director for several businesses and one other investment company.

The Board of Trustees has established one standing committee, an Audit Committee, as described below. The Board has not established a standing nominating committee, but has committed responsibility for the nomination of candidates for election to the Board to the Independent Trustees at this time.  When evaluating individuals for recommendation for Board membership, the Independent Trustees consider the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would enable the Board to maintain a diverse mix of skills and qualifications.  The Independent Trustees will consider persons submitted by security holders for nomination to the Board.  Recommendations for consideration by the Independent Trustees should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust.

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually.  During the fiscal year ended December 31, 2010, the Audit Committee met twice.  All of the Independent Trustees are members of the Audit Committee.

In addition to the Audit Committee of the Board, the Board has also established a “Pricing Committee.” The “Pricing Committee” is not a committee of the Board, but is responsible for implementing board approved procedures for valuing Portfolio securities and calculating the net asset value of the Trust’s Portfolios.  The members of the Pricing Committee, which reports directly to the Board are appointed by the Board. They are David Abella and Elizabeth Dooley.*  Additionally, officers of the Trust’s Advisor and Administrator assist the Pricing Committee on an ex-officio basis. They are Keith Shintani, Kurt Hawkesworth, and Edmund Towers.

*Mr. Abella and Ms. Dooley are employees of Rochdale.

Board Compensation
Set forth below is the rate of compensation received by the following Trustees from all Portfolios for the calendar year ended December 31, 2010.  This total amount is allocated among the Portfolios.   For the fiscal year ended December 31, 2010, Independent Trustees received an annual retainer of $6,000 and a fee of $1,500 for each regularly scheduled meeting.  Independent Trustees also are reimbursed for expenses in connection with each Board meeting attended.  No other compensation or retirement benefits are received by any Trustee or officer from the Portfolios.  No other entity affiliated with the Trust pays any compensation to the Independent Trustees.  Total compensation paid to Independent Trustees was $37,000.

	Aggregate Compensation from the Portfolios
Name of Trustee	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Fund	Total Compensation from Portfolio and Portfolio Complex
Independent Trustees
Maxime C. Baretge	$808	$797	$706	$636	$1,662	$1,907	$5,484	$12,000
Jerry Roland	$842	$830	$736	$663	$1,731	$1,987	$5,711	$12,500
Thomas J. Volpe	$842	$830	$736	$663	$1,731	$1,987	$5,711	$12,500
Interested Trustees
Carl Acebes	None	None	None	None	None	None	None	None
Garrett D’Alessandro	None	None	None	None	None	None	None	None

Board Interest in the Portfolio

As of the date of this SAI, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of any Portfolio.  Rochdale Investment Management has a substantial holding in all of the Portfolios. The Officers and Trustees owned the following amounts of the Portfolios as of December 31, 2010:

Key
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Name of Trustee	Large Growth Portfolio	Large Value Portfolio	Mid/ Small Growth Portfolio	Mid/ Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Carl Acebes	A.	A.	A.	A.	D.	A.	A.	E.(1)
Garrett D’Alessandro	A.	A.	A.	A.	D.	A.	A.	E.(1)
Maxime C. Baretge	A.	A.	A.	A.	A.	A.	A.	A.
Jerry Roland	D.	D.	D.	D.	D.	B.	E.	E.
Thomas J. Volpe	A.	A.	A.	A.	A.	A.	E.	E.
(1) Carl Acebes is one of the primary owners of Rochdale Corporation, which owns shares of the Portfolios between $50,000 and $100,000 and shares in the family of investment companies in excess of $100,000.  Garrett D’Alessandro is the other primary owner of Rochdale Corporation, which owns shares of the Portfolios between   $50,001 and $100,000 and shares in the family of investment companies in excess of $100,000.

Also at the Meeting, the shareholders of the Rochdale Fixed Income Opportunities Portfolio (the “Fixed Income Opportunities Portfolio”) approved GML Capital LLP (“GML”) to serve as sub-adviser to the Fixed Income Opportunities Portfolio.  Accordingly, the following revisions have been made to the SAI to reflect the addition of GML as sub-adviser to the Fixed Income Opportunities Portfolio.

The first paragraph on the cover of the SAI is deleted and replaced with the following:

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated April 30, 2011 as it may be revised, of the Rochdale Portfolios named above, all of which are series of Rochdale Investment Trust (the “Trust”).  Rochdale Investment Management LLC (“Rochdale” or the “Advisor”) is investment advisor to the Portfolios. Certain day-to-day portfolio management services are provided to the Fixed Income Opportunities Portfolio by Seix Investment Advisors LLC, Federated Global Investment Management Corp. and GML Capital LLP (the “Subadvisers”).  A copy of the Trust’s Prospectus is available by calling the number listed above or 1-800-245-9888.

The following disclosure has been added to the “The Fixed Income Opportunities Portfolio’s Subadvisers” section beginning on page 40 of the SAI:

GML Capital LLP.  GML Capital LLP (“GML”) is a limited liability partnership organized under the laws of England & Wales.  As of December 31, 2010, GML had approximately $566 million in assets under management or advisory mandates.  GML’s portfolio managers include Stefan Pinter, Theodore Stohner and Maxim Matveev.  The following tables provide information related to other accounts managed by these individuals as of December 31, 2010:

OTHER ACCOUNTS MANAGED - TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Stefan Pinter	0	$0	3	$246.0 million	0	$0
Theodore Stohner	0	$0	3	$27.3 million	0	$0
Maxim Matveev	0	$0	3	$27.3 million	0	$0

OTHER ACCOUNTS MANAGED – ADVISORY FEE BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Stefan Pinter	0	$0	3	$246.0 million	0	$0
Theodore Stohner	0	$0	3	$27.3 million	0	$0
Maxim Matveev	0	$0	3	$27.3 million	0	$0

Conflicts of Interest.
GML maintains a Best Execution Policy.  The Best Execution Policy includes GML’s procedures with regard to the allocation of transactions, which require the Portfolio Manager to ensure that allocation of investment opportunities is made pro rata according to the size of the fund when possible, taking into account available liquidity and the fund’s individual investment objectives.  GML’s Risk Officer monitors transaction allocations between funds to ensure that allocations are made in compliance with this policy.

Compensation.
GML Capital LLP is a limited liability partnership, and each portfolio manager is a "member" of the partnership.  Members receive monthly partnership draws, which are generally fixed amounts.  However, these monthly partnership draws are not contractual and are paid subject to the availability of financial resources.

The following disclosure has been added to the “Proxy Voting Procedures” section beginning on page 57 of the SAI:

GML

Proxy Voting Policies
GML, as a matter of policy and as a fiduciary acting on behalf of funds and managed accounts in respect of which from time to time GML acts as discretionary investment manager (the “portfolios”), has responsibility for voting proxies for securities held in the portfolios, and considering and accepting or rejecting proposed waivers, amendments and other changes to the terms of investments held by the portfolios, consistent with the best economic interests of the investors in the portfolios. Due to the nature of such investments (which are overwhelmingly fixed income and credit investments), it is unlikely that GML will ever be required to vote “typical proxies” on behalf of portfolios i.e. where voting rights accorded to an equity holder are required to be exercised by vote.

However, GML does frequently participate, as discretionary investment manager to portfolios which are holders of bilateral, club and syndicated loans, in evaluating, and then agreeing or rejecting, in organized voting by participants in loan facilities, proposals for waivers, amendments and other changes to the terms of credit facilities. These proposed changes can range from proposals for simple, technical and non-material amendments, to potentially significant and fundamental amendments, including the restructuring/renegotiating of transaction terms with the borrower (issuer) and mandated lead arranger (“MLA”) for the relevant loan. Typically this process involves GML in its capacity as discretionary investment manager, agreeing or disagreeing with a request from a borrower (typically made via the loan’s Facility Agent/Security Agent) and then, if agreed, arranging for the portfolio or its Custodian to enter into written amendments, supplements or modifications to the investment’s credit documents for the purpose of adding or deleting any provisions of  the credit documents or changing in any manner the rights and/or obligations of all or any of the Borrower, Guarantor, Security Provider or Obligor.

Where GML acts as a non-discretionary investment adviser to a portfolio, GML typically evaluates in detail the circumstances which require a vote of shareholders or lenders; however, the voting decision is approved by a third party with requisite authority (for example, the lead manager of a portfolio in respect of which GML acts as sub-adviser, or the directors of a relevant fund/portfolio).

Each proposed waiver, amendment or change, and particularly each proposed restructuring/renegotiation is analyzed on its own merits and GML as discretionary investment manager votes (or – as non-discretionary investment manager – recommends a voting course of action to a third party) with the sole intention to maximize portfolio value in accordance with the objectives of the particular investment mandate concerned.

Procedure

Each portfolio in respect of which this policy relates is managed or advised by a Portfolio Team which is led by a Lead Portfolio Manager (“LPM”). The ongoing monitoring and management of a particular portfolio investment is the responsibility of a particular investment manager within the Portfolio Team (a “PM”).

Responsibility for proxy voting or voting on waivers, amendments and other changes on a case-by-case basis rests with the PM responsible for the investment to which the vote relates. The PM considers the issues to which the vote relates on the merits based on the PM’s evaluation of, inter alia, prevailing economic conditions to which the issuer/obligor is subject and the technical characteristics of the proposal which is the subject of the vote, and will seek to vote (or – for non-discretionary mandates – to recommend a voting course of action) such that the portfolio or portfolios are afforded the greatest benefit.

The PM is responsible for maintaining appropriate voting records, including requests for voting, the rationale underpinning the voting decision, written documentation detailing any internal discussions that have taken place and the communication of the voting decision. In the case of portfolios with a trade finance strategy, such communications are provided to the MLA/Facility Agent via the portfolio’s Custodian (or to a portfolio’s lead manager, where GML acts as non-discretionary investment adviser to the portfolio). On occasion, these communications are provided directly by GML to the MLA/Facility Agent.

Oversight over voting decisions is provided prima facie by the LPM of the portfolio(s). The LPM’s principal role in this regard is to ensure consistency of approach, i.e. ensuring case-by-case decisions are made to the holistic benefit of the portfolio(s).

Conflicts of Interest

GML has adopted procedures to address situations where a matter on which a vote is required may present a potential conflict between the interests of the portfolio (and their underlying investors, as applicable) and those of GML, or between different portfolios (and their underlying investors, as applicable). This may occur in one or both of the following two scenarios:

•	There is a significant business relationship between GML (or its affiliates) and a company involved with a vote; and/or

•
Portfolios managed by GML participate in both a loan/bond and another security (typically a bond/loan but could also be an equity security) issued by the same or an associated issuer/obligor (an “associated security”) and a vote that acts to the advantage of the loan/bond may be detrimental to the interests of a holder of an associated security (and vice versa).

GML has implemented the following procedures in order to mitigate conflicts of interest risks:

1.
Should the PM or the LPM have a business relationship with the company involved with that vote (an “Interested Company”), that falls outside of his capacity as investment adviser or manager to the portfolio(s), that business relationship must be declared to the Compliance Officer and Risk Officer of GML.  Decisions concerning votes must be discussed in advance with the Compliance Officer and the Risk Officer. Where either the Compliance Officer or the Risk Officer disagrees with the intended course of action, the ‘dissent procedures’ (detailed below) shall apply. In any event, full details of the conflict, and measures taken to mitigate or resolve it, shall be detailed in the Conflicts of Interest Log (which is maintained by the Compliance Officer).

2.
Under no circumstances will the PM, LPM or any other GML staff member, make a commitment to an Interested Company regarding any voting or indicate to an Interested Company how such matters are likely to be voted, in advance of the actual vote.

3.
Where a waiver, amendment or modification of a loan is proposed (that is the subject of a vote) and that loan is held in one or more portfolio(s) managed by a GML investment team (“Investment Team A”) and an associated security is held in one or more different portfolios managed by a different GML investment team (“Investment Team B”), Investment Team A is prohibited from discussing the vote with Investment Team B (and vice versa). Restrictions on information flows between the investment teams are governed by GML’s general conflicts of interest policies and procedures.

4.
Where a waiver, amendment or modification of a loan is proposed (that is the subject of a vote) and an associated security is held in one or more portfolio(s) managed by the same GML investment team, voting intentions for each portfolio must be discussed in advance with the Compliance Officer and the Risk Officer. Where either the Compliance Officer or the Risk Officer disagrees with the intended course of action, the ‘dissent procedures’ (detailed below) shall apply. In any event, full details of the conflict, and measures taken to mitigate or resolve it, shall be detailed in the Conflicts of Interest Log (which is maintained by the Compliance Officer).

5.
Where a conflict of interest arises, as detailed in 1-4 above, and GML is recommending a voting course of action to a third party, the conflict must be disclosed to the third party at the time of making the recommendation.

Dissent Procedures

Where the Risk Officer and/or the Compliance Officer disagrees with a proposed voting decision (in the scenarios detailed above), the matter is referred to a committee comprising the Chief Investment Officer, Risk Officer, LPM concerned and Compliance Officer, who determine the most appropriate course of action (as agreed by majority vote, with the Chief Investment Officer holding the casting vote).

Please retain this Supplement with your Statement of Additional Information.